UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 30, 2006
                Date of Report (Date of earliest event reported)

                               EPICEPT CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                    000-51290                52-1841431
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(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)       File Number)                  Identification
No.)

            270 SYLVAN AVENUE
      ENGLEWOOD CLIFFS, NEW JERSEY                                07632
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)

                                (201) 894-8980
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                  On August 30, 2006, EpiCept Corporation, a Delaware
            corporation, (the "Registrant") issued a press release announcing its successful closing of a $10 million senior secured term loan with Hercules Technology Growth Capital, Inc., a Maryland corporation, ("Hercules"). In connection with the term loan, the Registrant entered into a Loan and Security Agreement, dated as of August 30, 2006 (the "Loan and Security Agreement"), by and between Hercules (as Lender) and the Registrant and Maxim Pharmaceuticals Inc., a Delaware corporation and wholly-owned subsidary of the Registrant, (as Borrowers).

                  Pursuant to the Loan and Security Agreement, the term loan has a scheduled final maturity on August 30, 2009. The Registrant will be able to receive a 6-month extension of the final maturity date if it completes certain milestones. In addition, the Registrant granted to Hercules warrants to purchase approximately 471,000 shares of the Registrant's common stock at $2.65 per share, which was the volume-weighted average of the closing prices for the Registrant's common stock for the twenty days preceding the closing of the loan. The Registrant has granted Hercules registration rights with respect to the resale of the shares of common stock issuable upon exercise of the warrants.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
            (c) Exhibits

            99.1 Press release of EpiCept Corporation, dated August 30, 2006, announcing its successful closing of a $10 million senior secured term loan with Hercules Technology Growth Capital, Inc.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              EPICEPT CORPORATION


                                              /s/ ROBERT W. COOK
                                              ----------------------------------
                                              Name:  Robert W. Cook
                                              Title: Chief Financial Officer

Date:  September 5, 2006

                                  EXHIBIT INDEX

EXHIBIT                                   DESCRIPTION
-------                                   -----------

  99.1 Press release of EpiCept Corporation, dated August 30, 2006, announcing its successful closing of a $10 million senior secured term loan with Hercules Technology Growth Capital, Inc.